       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         The following financial statements, pro forma financial information and exhibits are filed as an amendment to Form 8-K filed on or about October 14, 1996.

(a) Financial statements of the business acquired, prepared pursuant to Rule 3.05 of Regulation S-X and provided to Swisher International, Inc. by Professional Carpet Systems, Inc.

Item                                                                                    Page
----                                                                                    ----
Audited Financial Statements of Surface Doctor

    Report of Blackwell, Poole & Company, Certified Public Accountants                   1

    Statements of Net Assets - December 31, 1995 and 1994                                2-3

    Statements of Operations - Years ended December 31, 1995 and 1994                    4

    Statements of Cash Flows - Years ended December 31, 1995 and 1994                    5

    Notes to Financial Statements                                                        6-9

Unaudited Interim Financial Statements of Surface Doctor

    Statements of Net Assets - July 31, 1996                                             10

    Statements of Income - Seven months ended July 31, 1996 and 1995                     11

    Statements of Cash Flows - Seven months ended July 31, 1996 and 1995                 12

(b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

    Pro Forma Condensed Combined Statement of Income - Year Ended
    October 31, 1995                                                                     13

    Pro Forma Condensed Combined Statement of Income - Nine months
    Ended July 31, 1996                                                                  14

    Notes to Pro Forma Condensed Combined Financial Statements                           15

         The Unaudited pro forma condensed combined statements of income for the year ended October 31, 1995 and nine months ended July 31, 1996, give the effect the acquisition of Surface Doctor by Swisher International, Inc. as if the acquisition, accounted for as a purchase, had occurred on November 1, 1994. The pro forma information is based on historical financial statements Surface Doctor and Swisher International, Inc. after giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

         The pro forma statements have been prepared by Swisher International, Inc. based upon the financial statements of Surface Doctor (filed with this report under Item 7(a)) which have been provided by Professional Carpet Systems, Inc. These pro forma statements may not be indicative of the results that actually would have occurred if the combinations had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Surface Doctor and the audited statements of Swisher International, Inc.

                    [BLACKWELL, POOLE & COMPANY LETTERHEAD]





                          Independent Auditor's Report


The Board of Directors
Professional Carpet Systems, Inc.
Atlanta, Georgia


   We have audited the accompanying statements of net assets of Surface Doctor (as described in Note 1) as of December 31, 1995 and 1994, and the related statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Surface Doctor's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   As discussed in Note 1, Surface Doctor is a part of Professional Carpet Systems, Inc. and affiliated companies and has no separate legal status or existence.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Surface Doctor as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.




                                           /s/ BLACKWELL, POOLE & COMPANY


                                           Blackwell, Poole & Company
                                           Certified Public Accountants



    October 8, 1996

                                 SURFACE DOCTOR
                            STATEMENTS OF NET ASSETS
                           DECEMBER 31, 1995 AND 1994



                                     ASSETS

                                                December       December
                                                31, 1995       31, 1994
                                               -----------    -----------
Current Assets
     Accounts Receivable, Less Allowance
        for Doubtful Accounts of $22,900
        and $16,210 for 1995 and 1994          $    93,769    $    85,747
     Notes Receivable, Less Allowance for
        Doubtful Notes of $20,000 and $6,715
        for 1995 and 1994 (Notes 3 and 4)           48,996         98,834
     Inventory (Note 2)                             74,831         55,005
     Prepaid Expenses                               20,238         13,203
                                               -----------    -----------

Total Current Assets                               237,834        252,789

Property and Equipment, net (Notes 2 and 5)        109,246        107,938

Other Assets
     Notes Receivable, Less Allowance for
        Doubtful Notes of $20,472 and $4,000
        for 1995 and 1994 (Notes 3 and 4)           51,248         47,986
     Other                                          12,126          9,710
                                               -----------    -----------

Total Other Assets                                  63,374         57,696
                                               -----------    -----------

                                               $   410,454    $   418,423
                                               ===========    ===========





                 See Accompanying Notes to Financial Statements

                           LIABILITIES AND NET ASSETS

                                                 December      December
                                                 31, 1995      31, 1994
                                               ------------   -----------
Current Liabilities
     Accounts Payable                          $     27,747   $   106,450
     Accrued Expenses                                 9,131        16,105
     Advertising Fund (Note 2)                       15,201         1,584
                                               ------------   -----------

Total Current Liabilities                            52,079       124,139

Deferred Revenue (Note 6)                            58,495        54,170

Net Assets                                          299,880       240,114
                                               ------------   -----------

                                               $    410,454   $   418,423
                                               =============  ===========





                 See Accompanying Notes to Financial Statements

                                 SURFACE DOCTOR
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                 December        December
                                                 31, 1995        31, 1994
                                               ------------    ------------
Revenues
      Franchise Fees (Note 2)                  $    920,603   $     695,175
      Royalties                                     133,490          21,283
      Supply Sales                                  507,739         101,091
      Service Revenues                              335,373         465,977
                                               ------------   -------------

Total Revenues                                    1,897,205       1,283,526

Costs and Expenses
      Costs of Revenues (Note 2)                    645,093         466,011
      Selling, General and Administrative
         Expenses (Note 2)                        1,034,864         951,393
                                               ------------   -------------

Total Costs and Expenses                          1,679,957       1,417,404
                                               ------------   -------------

Operating Income (Loss)                             217,248        (133,878)


Other Income                                         11,072           1,247
                                               ------------   -------------


Net Income (Loss)                              $    228,320   $    (132,631)
                                               ============   =============





                 See Accompanying Notes to Financial Statements

                                 SURFACE DOCTOR
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994



                                                 December       December
                                                 31, 1995       31, 1994
                                               ------------   -------------
OPERATING ACTIVITIES

Net Income (Loss)                              $    228,320   $    (132,631)
Adjustment to Reconcile Net Income
   to Cash Provided by Operating
   Activities:
       Depreciation and Amortization                 29,203          15,719
       Provision for Bad Debts                       68,080          28,628

       Changes in Current Assets and
          Current Liabilities:
             Accounts Receivable                    (41,345)       (103,660)
             Inventories                            (19,826)        (55,005)
             Prepaid Expenses                        (7,035)          1,025
             Accounts Payable                       (78,703)        106,301
             Advertising Fund                        13,617           1,584
             Accrued Expenses                        (6,974)         16,105
             Deferred Revenue                         4,325          53,170
                                               ------------   -------------

CASH PROVIDED BY (USED FOR)
  OPERATING ACTIVITIES                              189,662         (68,764)
                                               ------------   -------------
INVESTING ACTIVITIES:
      Capital Expenditures                          (30,218)       (123,565)
      Increase in Other Assets                       (2,709)         (9,239)
      Net Decrease (Increase) in
         Notes Receivable                            11,819        (157,535)
                                               ------------   -------------

CASH USED FOR INVESTING ACTIVITIES                  (21,108)       (290,339)
                                               ------------   -------------
FINANCING ACTIVITIES
      Net Increase (Decrease) in Net Assets        (168,554)        359,103
                                               ------------   -------------

CASH PROVIDED BY (USED FOR)
   FINANCING ACTIVITIES                            (168,554)        359,103
                                               ------------   -------------

NET CHANGE IN CASH                                     -               -

CASH, BEGINNING OF YEAR                                -               -
                                               ------------   -------------

CASH, END OF YEAR                              $       -      $        -
                                               ============   =============


                 See Accompanying Notes to Financial Statements

                                 SURFACE DOCTOR
                         NOTES TO FINANCIAL STATEMENTS



1.       Business

            Surface Doctor ("SD") is a division of the affiliated companies Professional Carpet Systems, Inc. ("PCS"), First American Operations, Inc. ("FAO") and Old Dixie Supply Company ("ODS"). SD has no separate legal status or existence. SD operates and franchises a resurfacing process. SD specializes in resurfacing appliances, counter tops and fixtures. The SD franchisees may market these services, based on designated marketing areas throughout the world, to the apartment industry, hotels, homeowners and commercial customers.

            Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

            SD was sold to Swisher International, Inc. effective July 1, 1996.


2.       Summary of Significant Accounting Policies

         BASIS OF PRESENTATION

            The accompanying financial statements include the accounts of SD as described above. Revenues and direct costs are recorded based on actual amounts. Selling, general and administrative expenses were allocated based on best estimates available.

         INVENTORIES

            Inventories are valued at the lower of cost (first-in, first-out) or market.

         PROPERTY, EQUIPMENT, DEPRECIATION AND AMORTIZATION

            Property and equipment are stated at cost. Depreciation and amortization are computed over the estimated useful lives of the assets on a straight-line basis for financial reporting and accelerated methods for income tax purposes. Expenditures for maintenance, repairs, renewals, and betterments that do not materially prolong the useful lives of the assets are expensed as incurred during the year.

            The estimated useful lives for each class of property and equipment are as follows:

                 Vehicles                                  5  years
                 Equipment                                 7  years
                 Leasehold Improvements                    Term of Lease

                                 SURFACE DOCTOR
                         NOTES TO FINANCIAL STATEMENTS



2.       Summary of Significant Accounting Policies (continued)

         REVENUE RECOGNITION

            Franchise sales are recognized when SD has performed all material services and obligations of the franchise contract, which generally coincides with the completion of all training by the franchisee. Certain franchise sales have been deferred until SD has substantially performed all of its obligations under the franchise agreement. Royalty fees are recognized as revenue as the fees are earned. Service revenues from SD owned operations are recognized when the services are performed.

            SD recognizes interest income when payments are received. SD reports change in present value of the expected future cash flows related to impaired notes receivable as an increase or decrease in bad debt expense.


         ADVERTISING FUND

            SD franchises are required to contribute a fixed monthly amount for local, regional and national advertising to a fund that is maintained and accounted for by SD. The funds are disbursed by SD at its discretion.

         INCOME TAXES

            PCS and FAO elected to be taxed under Subchapter S of the Internal Revenue Code. Accordingly, taxable income of the SD divisions of PCS and FAO are taxable to the stockholder who is responsible for payment of taxes thereon.

            Effective January 1, 1995, ODS elected to be taxed under Subchapter S of the Internal Revenue Code. The election was approved by the Internal Revenue Service in 1994; therefore, no deferred income taxes were provided for the year ended December 31, 1994. Taxable income of the SD division of ODS for the year ended December 31, 1995, is taxable to the stockholder who is responsible for payment of taxes thereon.

         MANAGEMENT ALLOCATIONS

            Included in selling, general and administrative expenses for the years ended December 31, 1995 and 1994 are management charges from PCS, FAO and ODS. These charges represent allocation of corporate expenses which are based on various allocation methods.

            Management believes that the above allocations are reasonable and result in costs that are not materially different from those which would have been incurred on a stand alone basis.

                                 SURFACE DOCTOR
                         NOTES TO FINANCIAL STATEMENTS



2.       Summary of Significant Accounting Policies (continued)

         CONCENTRATIONS OF CREDIT RISK

            Financial instruments which potentially subject SD to concentrations of credit risk consist principally of accounts receivable and notes receivable. Accounts receivable credit risks are limited due to the large number of customers comprising SD's customer base and their dispersion across many different geographic areas. Notes receivable credit risks are limited due to SD requiring collateral and substantial down payments.

3.       Notes Receivable

            SD has notes receivable from its franchises that were issued in conjunction with the sales of the individual franchises. These notes are due in years ranging from 1996 to 2002 and bear interest at rates ranging from 8% to 12%. The notes are primarily collateralized by all right, title, and interest in the franchise granted, the proceeds upon any sale of the franchise and all accounts receivable of the franchise company. Notes receivable amounted to $140,716 and $157,535, less an allowance for doubtful notes of $40,472 and $10,715 at December 31, 1995 and 1994, respectively.

4.       Impaired Notes Receivable

            As of December 31, 1995 and 1994, the recorded investment in impaired notes receivable was $29,700, and $5,000 (with allowances for doubtful notes of $29,700 and $5,000) respectively. Following is a summary of the activity in the allowance for doubtful notes accounts:

                                               December            December
                                               31, 1995            31, 1994
                                            ---------------    ---------------
         Balance Beginning of Year          $        10,715    $         -
         Additions Charged to Operations             34,757             10,715
         Write-Offs                                  (5,000)             -
                                            ---------------    ---------------
         Balance End of Year                $        40,472    $        10,715
                                            ===============    ===============

                                                      SURFACE DOCTOR
                                              NOTES TO FINANCIAL STATEMENTS



5.       Property and Equipment

            Property and equipment consisted of the following

                                               December           December
                                               31, 1995           31, 1994
                                            --------------     --------------
         Vehicles                           $       74,678     $       74,678
         Equipment                                  64,926             48,588
         Leasehold Improvements                     23,029              9,149
         Less accumulated depreciation
            and amortization                       (53,387)           (24,477)
                                            --------------     --------------

                                            $      109,246     $      107,938
                                            ==============     ==============

6.       Deferred Revenue

            Deferred revenue at December 31, 1995 and 1994 represents certain franchise sales that have been deferred until SD has substantially performed all of its obligations under the franchise agreement.

                                 SURFACE DOCTOR
                            STATEMENT OF NET ASSETS
                                JUNE 30, 1996
                                  (UNAUDITED)



Current Assets

           Accounts Receivable, Less Allowance for Doubtful
                Accounts of $31,747                                                           $         120,543
           Notes Receivable, Less Allowance for Doubtful
                Notes of  $4,000                                                                         21,000
           Inventories                                                                                   83,426
           Prepaid Expenses                                                                              40,504
                                                                                              -----------------

Total Current Assets                                                                                    265,473

Property and Equipment, Net                                                                              93,243

Other Assets
           Notes Receivable, Less Allowance for Doubtful
               Notes of $10,903                                                                          58,784
           Other                                                                                         15,616
                                                                                              -----------------

Total Other Assets                                                                                       74,400
                                                                                              -----------------

                                                                                              $         433,116
                                                                                              =================


Current Liabilities


           Accounts Payable                                                                   $         159,281
           Accrued Expenses                                                                               5,877
           Advertising Fund                                                                              27,468
                                                                                              -----------------

Total Current Liabilities                                                                               192,626

Deferred Revenue                                                                                        116,215

Net Assets                                                                                              124,275
                                                                                              -----------------

                                                                                              $         433,116
                                                                                              =================

                                 SURFACE DOCTOR
                              STATEMENTS OF INCOME
                                  (UNAUDITED)



                                                                  Six Months Ended          Seven Months Ended
                                                                    June 30, 1996             July 31, 1995
                                                                 -------------------        -------------------
Revenues

            Franchise Fees                                       $           270,970        $           575,810
            Royalties                                                         88,105                     66,608
            Supply Sales                                                     318,155                    271,491
            Service Revenues                                                 159,968                    190,096
                                                                 -------------------        -------------------
Total Revenues                                                               837,198                  1,104,005

Costs and Expenses

            Costs of Revenues                                                320,683                    379,411
            Selling, General and Administrative Expenses                     402,475                    584,362
                                                                 -------------------        -------------------

Total Costs and Expenses                                                     723,158                    963,773
                                                                 -------------------        -------------------

Operating Income                                                             114,040                    140,232

Other Income                                                                   7,963                      8,381
                                                                 -------------------        -------------------

Net Income                                                       $           122,003        $           148,613
                                                                 ===================        ===================

                                 SURFACE DOCTOR
                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)


                                                                  Six Months Ended          Seven Months Ended
                                                                    June 30, 1996              July 31, 1995
                                                                 -------------------        -------------------
OPERATING ACTIVITIES

Net Income                                                       $           122,003        $           148,614
Adjustments to Reconcile Net Income to Cash
   Provided by Operating Activities:
       Depreciation and Amortization                                          17,477                     14,882
       Provision for Bad Debts                                                23,208                     30,629
       Changes in Current Assets and Current
           Liabilities
                  Accounts Receivable                                        (44,220)                   (36,769)
                  Inventories                                                 (8,595)                   (51,465)
                  Prepaid Expenses                                           (20,265)                      (783)
                  Accounts Payable                                           131,534                     (9,029)
                  Advertising Fund                                            12,267                     13,837
                  Accrued Expenses                                            (3,254)                    (3,617)
                  Deferred Revenue                                            57,720                     28,515
                                                                 -------------------        -------------------

CASH PROVIDED BY OPERATING ACTIVITIES                                        287,875                    134,814
                                                                 -------------------        -------------------

INVESTING ACTIVITIES

       Capital Expenditures                                                   (1,300)                    (1,008)
       Increase in Other Assets                                               (3,665)                        -
       Net Decrease in Notes Receivable                                       14,698                     45,369
                                                                 -------------------        -------------------

CASH PROVIDED BY INVESTING ACTIVITIES                                          9,733                     44,361
                                                                 -------------------        -------------------

FINANCING ACTIVITIES

       Decrease in Net Assets                                               (297,608)                  (179,175)
                                                                 -------------------        -------------------

CASH USED FOR FINANCING ACTIVITIES                                          (297,608)                  (179,175)
                                                                 -------------------        -------------------

DECREASE IN CASH                                                                  -                          -

CASH, BEGINNING OF PERIOD                                                         -                          -
                                                                 -------------------        -------------------

CASH, END OF PERIOD                                              $                -         $                -
                                                                 ===================        ===================